Revenue From Contracts With Customers	12 Months Ended
Dec. 31, 2021
Disclosure of Revenue from Contracts with Customers [Abstract]
REVENUE FROM CONTRACTS WITH CUSTOMERS
4	REVENUE FROM CONTRACTS WITH CUSTOMERS

	2021	2020
	USD	USD
Revenue from contracts with customers
Revenue from subscriptions	25,664,145	24,715,271
Revenue from advertisement (1)	9,840,247	5,803,085
	35,504,392	30,518,356

Goods and services transferred at a point in time	9,840,247	5,803,085
Goods and services transferred over time (2)	25,664,145	24,715,271
	35,504,392	30,518,356

(1)	Revenue from advertisement include barter transactions amounting to USD 475,528

(2)	The comparative figures in the revenue note, has been reclassified to conform to the current year presentation. Those reclassifications did not have any effect on the previously reported equity or loss of the Company

Contract assets

The Group’s contract assets from contracts with customers consist only of accrued income. Accrued income is mainly comprised of subscription fees due from customers not yet billed. Revenue is recognized over time as the services are performed. As of December 31, 2021, and 2020, the Group had accrued income of USD 2,164,205 and USD 1,272,390 respectively.

Contract liabilities

The Group’s contract liabilities from contracts with customers consist only of deferred revenue. Deferred revenue is mainly comprised of subscription fees and vouchers sold collected in advance for services not yet performed and therefore their revenues have not been recognized. Revenue is recognized over time as the services are performed. As of December 31, 2021, and 2020, the Group had deferred revenue of USD 3,150,431 and USD 2,306,502 respectively. This balance will be recognized as revenue as the services are performed, which is generally expected to occur over a period up to a year.

Revenue recognized that was included in the contract liability balance at the beginning of the years ended December 31, 2021, and 2020 is USD 2,306,502 and USD 1,388,640 respectively.